PRUDENTIAL INVESTMENT PORTFOLIOS 12
PGIM US Real Estate Fund
(the “Fund”)
Supplement dated September 28, 2026
to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information
You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and Statement of Additional
Information (SAI), as applicable, and retain it for future reference.
On September 23-24, 2026, the Board of Trustees (the “Board”) of Prudential Investment Portfolios 12 approved a reduction in the existing contractual management fee payable by the Fund to PGIM Investments LLC (the “Manager” or “PGIM Investments”), the Fund’s investment adviser and a reduction in the contractual expense limitation for certain classes of the Fund.
Accordingly, effective December 1, 2026, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows:
1.In the section of the Summary Prospectus and Prospectus entitled “FUND FEES AND EXPENSES,” the Annual Fund Operating Expenses table and footnotes are deleted in their entirety and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (1)
	Class A	Class C	Class Z	Class R6
Management Fee	0.49%	0.49%	0.49%	0.49%
Distribution and service (12b-1) fees	0.30%	1.00%	None	None
Other expenses	0.50%	0.70%	0.17%	0.07%
Total annual Fund operating expenses	1.29%	2.19%	0.66%	0.56%
Fee waiver and/or expense reimbursement	(0.11)%	(0.19)%	(0.17)%	(0.07)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement (2)(3)	1.18%	2.00%	0.49%	0.49%
(1)The Fund’s operating expenses have been restated to reflect a reduction in the management fee schedule and an adjustment to the expense limitation as of December 1, 2026. Other expenses have been restated to reflect current fees.
(2)PGIM Investments LLC (“PGIM Investments”) has contractually agreed, through July 31, 2028, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.25% of average daily net assets for Class A shares, 2.00% of average daily net assets for Class C shares, 0.49% of average daily net assets for Class Z shares, and 0.49% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Expenses waived or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a stated expense ratio limit may be recouped by the Manager within the same fiscal year in which such waiver and/or reimbursement is made. Any such recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time the waiver and/or reimbursement was made or (ii) the expense limitation in effect at the time of recoupment. This waiver may not be terminated prior to July 31, 2028 without the prior approval of the Fund’s Board of Trustees.
(3)The distributor has contractually agreed until July 31, 2028 to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of the Class A shares. This waiver may not be terminated prior to July 31, 2028 without prior approval of the Fund’s Board of Trustees.
2.In the section of the Summary Prospectus and Prospectus entitled “FUND FEES AND EXPENSES,” the expense example tables are deleted in their entirety and replaced with the following tables:
If Shares Are Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$664	$926	$1,209	$2,012

Class C	$303	$667	$1,157	$2,280

Class Z	$50	$194	$351	$806

Class R6	$50	$172	$306	$695

If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$664	$926	$1,209	$2,012

Class C	$203	$667	$1,157	$2,280

Class Z	$50	$194	$351	$806

Class R6	$50	$172	$306	$695

3.In the section of the Prospectus entitled “HOW THE FUND IS MANAGED – MANAGER,” the last sentence of the first paragraph is deleted in its entirety and replaced with the following:
For the fiscal year ended March 31, 2026 (and prior to December 1, 2026), the Fund paid PGIM Investments management fees at the effective rate of 0.75% of the Fund’s average daily net assets. Effective as of December 1, 2026, the Fund pays PGIM Investments management fees at the rate of 0.49% of the Fund’s average daily net assets.
4. In the section of the Prospectus entitled “HOW TO BUY, SELL AND EXCHANGE FUND SHARES – Notes to Share Class Comparison Table,” the note pertaining to Distribution and service (12b-1) fees is deleted in its entirety and replaced with the following:
°Distribution and service (12b-1) fees are paid from the Fund’s assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A and Class C shares is 0.25%. The distribution fee is limited to
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0.30% (including the 0.25% service fee) for Class A shares, and 1.00% (including the 0.25% service fee) for Class C shares. The Distributor has contractually agreed until July 31, 2028, to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of the Class A shares. This waiver may not be terminated prior to July 31, 2028, without prior approval of the Fund’s Board of Trustees.
5. In the section of the SAI entitled “MANAGEMENT & ADVISORY ARRANGEMENTS – Management Fee Rate:” is deleted in its entirety and replaced with the following:
Management Fee Rate (Prior to December 1, 2026):
0.75% on average daily net assets up to and including $1 billion; 0.73% on the next $2 billion of average daily net assets; 0.71% on the next $2 billion of average daily net assets; 0.70% on the next $5 billion of average daily net assets;
0.69% on average daily net assets exceeding $10 billion.
Management Fee Rate (Effective December 1, 2026):
0.49% on average daily net assets up to and including $1 billion; 0.47% on the next $2 billion of average daily net assets; 0.45% on the next $2 billion of average daily net assets; 0.44% on the next $5 billion of average daily net assets;
0.43% on average daily net assets exceeding $10 billion.
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